LOAN AGREEMENT

WE, SUSAN ANDREA ALTAMIRANO CISNEROS, of legal age, married, with a Degree in Business Administration, of this domicile, with Identity Card number 0501-1974-09899, acting in her capacity as General Proxy of the corporation PRICESMART HONDURAS, S.A. DE C.V., domiciled at 100 Mts al Sur de CURN, El Playón, San Pedro Sula, a corporation established by public deed number five, before the Notary Carlos López Contreras, domiciled in Tegucigalpa, M.D.C., with authorization number five hundred and forty-seven of the Honorable Supreme Court of Justice, registered under number one thousand and fifty of the Bar of Honduras in the city of San Pedro Sula, Department of Cortés, on February two, nineteen hundred and ninety-nine, and registered under number five, of volume two hundred and fifty-nine of the Book of Records of Corporate Merchants of the Real Property and Trade Registry of San Pedro Sula and, on the other hand, Mrs. MARIA DEL ROSARIO SELMAN-HOUSEIN LÓPEZ, of legal age married, with a Degree in Law, Honduran and of this domicile, bearing Identity Card number 0501-1969-00100, appearing in her capacity as Executive President and General Proxy of the Corporation known as BANCO DEL PAÍS, S.A., domiciled in San Pedro Sula, Cortés, corporation established through a simultaneous establishment according to Public Instrument authorized on July two, nineteen hundred and ninety-two, before NAPOLEÓN HUMBERTO ZAVALA, which first certified copy is registered under number FORTY-THREE (43) OF VOLUME ONE HUNDRED AND THIRTY-NINE (139) of the Trade Registry book of San Pedro Sula, Cortés, which representation I hereby certify with the First Certified copy of Public Instrument number thirty-four (34), authorized by the Notary Julio César Melara Hernández, on January ten, two thousand and eight, and which first certified copy is registered under number SIXTY-TWO (62) of Volume FIVE HUNDRED AND THIRTY-THREE (533) of the Book of Records of Corporate Merchants of San Pedro Sula, Cortés, in which my capacity is indicated and in which it states that I have sufficient powers to grant acts and deeds such as this one, freely and spontaneously state the following: FIRST: GENERAL CONDITIONS OF THE LOAN AGREEMENT- Mrs. MARÍA DEL ROSARIO SELMAN-HOUSEIN LOPEZ, in the capacity in which she is acting, States: To have agreed along with the other appearing party, Mrs. SUSAN ANDREA ALTAMIRANO CISNEROS, in her capacity as Legal Representative of PRICESMART HONDURAS, S.A. de C.V., from here on in referred to as THE BORROWER, to celebrate, as we hereby do celebrate, an open Loan Agreement for a Limited Sum and that both contracting parties, in their areas of specialization, hereby freely establish and agree to the content within the legally permitted limits, and thus subject to the following and special conditions:  a) SUM: The Loan shall be for the sum of ONE HUNDRED AND FOURTEEN MILLION LEMPIRAS (L114,000,000.00), plus interests, commissions and other expenses that THE BORROWER must cover in accordance with that stipulated in this Loan Agreement, which shall be paid in cash in the same currenty and shall from here on in be referred to as THE LOAN.- b). TERM: The Term of this loan shall be for FIVE (5) YEARS, starting as of the date of this Agreement. c) DESTINATION – To replace a Bank Loan.- d) INTERESTS: THE BORROWER hereby undertakes and is bound to pay, upon the expiration of this LOAN, the total amount corresponding to an annual and variable interest rate  of ELEVEN POINT TWENTY-FIVE PERCENT (11.25%), payable each month, and upon the expiration of the obligation. The interests shall be calculated under the variable rate System, such rate shall be periodically reviewed and established by the administration of THE BANK, providing thirty (30) day notice to THE BORROWER, which shall be bound to pay the new rate as of the date that the administrative provision of THE BANK to increase or reduce such, becomes effective, a condition that is expressly, irrevocably and unconditionally accepted by THE BORROWER. In the event of a delayed payment, THE BORROWER shall pay THE BANK and additional FOUR PERCENTAGE POINTS (4.00%) on the interest rate that is in effect, without this constituting an extension of the term and without prejudice to the other legal effects of the delinquent payment.- It is understood that the loan or financing referred to in this document, may contain obligations in national currency or foreign currency, the latter of which shall be agreed on in accordance with the exchange rate that is in effect at the time that the transaction is performed, always in accordance with the authorized loan.- e) THE BORROWER hereby undertakes and is bound to make the payments corresponding to principal, interests or expenses, directly to the Bank, through deposits to the accounts that it holds with the Bank in the stipulated method and terms. – f) THE BORROWER authorizes the lending Bank to debit from its accounts that which is necessary to pay for the direct and indirect obligations that are due by the borrower, as well as in the event of noncompliance or delinquency of its obligations with the Bank, and therefore THE BORROWER hereby expressly authorizes the Bank to perform such debits so as to use and make all those sums deposited in the deposit accounts it holds with the Bank available, in the understanding that it hereby holds the Bank harmless of any responsibility for claims against such due to the issuance of checks or any other security charged on any of its checking accounts, when the funds contained in such are insufficient or are exhausted by virtue of any withholding, charge or debit performed by the Bank, whereby the Borrower hereby expressly waivers every type of judicial or extrajudicial claim against the Bank for such concept and expressly holds the Bank harmless of all types of responsibilities as a depositary or drawee, as appropriate; g) For the effects of this Agreement, the specific or general Statement, certified by the Accountant of the Bank, shall attest to the establishment of the resulting balance that is owed by the Borrower, acknowledging such with the category granted by Section 884 of the Code of Commerce of Honduras and 166 of the Law on the Institutions of the Financial System and the Code of Civil Procedures that is in effect.- h) THE BORROWER states and agrees that his nature as the Borrower, according to this Agreement, shall be effective and valid throughout the time that commercial relations or contractual obligations originating or derived from this Agreement, between such Borrower and the Bank exist and that such capacity and contractual relationship shall likewise continue to be in effect even during the periods or extensions granted to the Borrower by the Bank on the grounds of the operations performed or for any other cause, without the Borrower being for any reason able to withdraw from such contractual relation or disown or deny its obligations, even by virtue of the implicit or express extensions originating from or granted on the grounds of the delay in payment of the Borrower that are linked with the bank due to a causal relationship or exchange rate, including the novation of the obligation or obligations or the total or partial modification of the conditions, terms, interests or methods of the loan agreements or relationships, suggested or originated between the Borrower and the Bank, even though the owed amount exceeds the limit of this Loan Agreement, that only refers to the capital or principal, whereby it includes all its attachments, interests and expenses in which the Bank incurs to achieve its fulfillment in its claim. – i) The right reserved by THE BANK to reduce or temporarily or definitely, partially or totally, suspend this Loan without any responsibility whatsoever, when in the opinion of THE BANK a justified motive exists to do so is hereby agreed and accepted, and the parties likewise agree that the obligations undertaken by THE BORROWER in this document do not imply an obligation for THE BANK to grant loans or perform any of the transactions indicated or involved in this Loan, when a justified reason exists for such; Noncompliance of any of the obligations undertaken in this Agreement by THE BORROWER or in the event that a formal proceeding is filed against such Borrower by third parties and that in the opinion of THE BANK this should endanger the recovery of the loan, or upon the existence of a material adverse change in the business of THE BORROWER or in its operational or financial situation and that in the reasonable opinion of THE BANK would prevent the normal course of its operations and thus prevent the Borrower from fulfilling its loan obligations, shall empower THE BANK to declare the obligations to have expired in advance and to require the payment of the owed sum in addition to the expenses and charges that can be legally required; k) The Borrower, in a reciprocal manner, shall manage the checking accounts, savings accounts, time deposits and other accounts through The Bank, to purchase, when it may require, foreign currency, whether directly from The Bank or through the auction procedure pay its income, sales, production, import, municipal and net worth taxes through the lender, perform all those active transactions offered by The Bank as a loan facility, such as discounts on bank notes or bonds; or any other service or transaction, such a trust, participation certificates and trust certificates and, in short, require any other transaction authorized by law, as appropriate.-     SECOND: STATEMENTS: THE BORROWER, with the object of the issuance of this LOAN, states and grants the following statements, which shall subsist throughout the time that this LOAN is in effect and until the full payment of the balances, debts and other charges resulting from such,  a) That THE BORROWER is sufficiently capable of granting this instrument and subscribing the other documents that must be granted by virtue of the LOAN, in accordance with the laws of the Republic of Honduras; b) That all the assertions, documents, statements, reports and financial statements formulated and submitted by THE BORROWER to THE BANK are correct and faithfully describe the Financial situation of the businesses of THE BORROWER; c) That the financial statements and balances submitted to THE BANK are precise and true and have been prepared in accordance with the Generally Accepted Accounting Principles and that no liability whatsoever exists, including contingent liabilities or those of any other type, especially fiscal or tax obligations of THE BORROWER corresponding to its businesses or operations applicable to its assets, that are not refleced in the mentioned reports, financial statements and balances; d) That this instrument constitutes a valid, legal, binding and enforceable obligation in accordance with the terms expressed herein; e) That THE BORROWER has complied with all of its existing contractual obligations; f) That THE BORROWER needs no authorization whatsoever from third parties or any state, municipal or other type of authority to enter into this loan agreement; g) That no lawsuits, proceedings or investigations promoted by or before any authority exists against THE BORROWER; h) That THE BORROWER is up to date on the payment of tis taxes and is unaware of the existance or preparation of a claim or process against such by the corresponding authority by such virtue; i) That except for the obligations of THE BORROWER having a special privilege by virtue of law, this oblgiation shall have a degree of priority equall to those of the other common creditors of THE BORROWER.- THIRD: GENERAL OBLIGATIONS: As of the date of this Agreement and until the pending balances have been fully cancelled or paid up, THE BORROWER is hereby bound to fulfill the following obligations: a) To pay the principal, interests, costs, commissions and any other cost originating from this LOAN Agreement on the dates and in the manner set forth in this instrument; b) To provide THE BANK, as soon as such is available, but under no circumstance in a term exceeding one hundred and twenty (120) days starting as of the end of the fiscal year of THE BORROWER, the balance sheet and other financial statements of THE BORROWER prepared in accordance with the Generally Accepted Accounting Principles and audited by an auditor acceptable to THE BANK; d) To provide THE BANK, as soon as they are available, but under no circumstance in a term exceeding forty-five (45) days as of the end of each of the three (3) quarterly periods of THE BORROWER, the unaudited financial statements for each of such quarters, prepared in accordance with the Generally Accepted Accounting Principles, comparatively providing in each case the financial statements of the previous year; e) To keep reliable, complete and legally valid accounting books, in accordance with the Generally Accepted Accounting Principles, and to deliver to THE BANK any information of an accounting or financial nature each time that such is requested reasonably in advance by THE BANK; f) To be up to date on the payment of its taxes, fees, contributions and other obligations existing in favor of any state or municipal authority; g) To fully comply with all the laws, regulations, orders, rulings and legal provisions of any type applicable to THE BORROWER except in the event that; (1) The compliance of such is being disputed in good faith and through the legally corresponding process and (2) That the noncompliance due to such dispute does not give rise or may not give rise to an adverse situation in the businesses, assets, operations, projections and situation of THE BORROWER; h) To destine the funds disbursed by virtue of this LOAN Agreement to the purpose stipulated in number II of this clause; i) j) To undertake to fulfill all its existing contractual obligations while this Agreement is in effect; k) To inform THE BANK in writing, without any delay, on the current or foreseeable events that might put its financial stability at risk, such as legal proceedings or others; l) To undertake to hold THE BANK, its officers, employees and external advisors harmless of any responsibility not originating from fraud or from the slightest fault of such arising before third parties due to the celebration of this instrument; and m) THE BORROWER undertakes to notify THE BANK in writing and in a detailed manner of the existence of any event of noncompliance or expiration contained in number XII of this clause within a maximum term of five (5) workdays as of the time that it became aware of such.- FOURTH: OTHER AGREEMENTS: THE BORROWER shall bear all the expenses, fees, taxes, rates, contributions and commissions arising from this LOAN Agreement and those incurred in by THE BANK in collecting this debt, including procedural and personal costs and even when as a general rule such costs should not be imposed on THE BORROWER.- FIFTH: EVENTS OF NONCOMPLIANCE AND EXPIRATION OF THE TERM: In the event that THE BORROWER should incur in any of the events listed in the following as “events of noncompliance or expiration”, THE BANK shall have the right to declare the early termination of the balance owed by THE BORROWER and the payments shall be immediately required and paid, and without requiring any notice, requirement or protest of any kind, to which formalities THE BORROWER hereby providese its broadest waiver. All the expenses, charges and fees caused by the noncompliance or expiration of the term shall be exclusively born by THE BORROWER. The events of noncompliance or expiration are the following: a) Upon the nonpayment of any of the payments of capital or interests or the sums withdrawn in making use of this LOAN; b) If THE BORROWER incurs in delinquency or a cause for expiration in any other obligation it has with THE BANK; c) When THE BORROWER does not fulfill any of the obligations contained in this clause or any other obligation established in this Agreement; d) By error, deceitfulness, inaccuracy or noncompliance of any of the statements contained in this clause; e) When THE BORROWER incurs in any cause of noncompliance or expiration of the term in any other agreement and such noncompliance produces the early termination of the undertaken obligations producing a substantial change in or negatively affecting the assets, businesses; f) By means of a judicial enforcement initiated by third parties or by THE BANK against THE BORROWER; g) If the celebration of this LOAN Agreement or any other obligation deriving from such constitutes a cause for noncompliance and/or for the early termination of any other agreement subscribed by THE BORROWER; h) If THE BORROWER should become insolvent, if a bankruptcy trial is filed by its creditors or reductions in amount or extensions of time are granted to such by its creditors; i) If the capital stated and verified in the balance statement submitted for the purpose of this LOAN is reduced; j) In the event that changes are produced in the shareholding of THE BORROWER that modify the control structure existing on the date of this deed without the prior written consent of THE BANK; k) Upon the occurrence of a situation that should substantially negatively change or affect the assets and businesses; l) In the event that this deed should for any reason lack or lose its enforceability; m) In the event that this obligation does not have a degree of priority equal to that of the other common creditors of THE BORROWER, except, for such effect, those creditors holding a rank or category as a privileged creditor by virtue of law; n) Due to the closure or sale of the company of which THE BORROWER is the owner; ñ) Due to the fulfillment, by THE BORROWER, of any payment or indemnity obligation imposed by a judicial sentence, arbitral award or by virtue of any order from a competent authority; and o) Due to the noncompliance of any of the stipulations listed or established in this document.-  SIXTH: WAIVERS: THE BORROWER states, a) That since the rights that only look after the interests of the relinquishing party may be waivered and since the waiver of such is not prohibited in accordance with that stated in Section eleven (11) of the Civil Code, in the event of a judicial claim on the grounds of the Loan Agreement entered into through this document, such Borrower expressly waivers all the formalities of the executive trial, especially the power to Object to exception or defenses in the referred to trial, with the purpsoe that the Payment or Auction Judgment, as appropriate, be pronounced with no further process; that in the event of the enforcement of the Payment Judgment that is pronounced, the BORROWER and THE BANK have agreed that the appraisal of the assets that are sequestered on the grounds of such enforcement is carried out by an Expert, which for such effect shall be officially appointed by the Jury; To likewise expressly relinquish its right to contest the appointment of the expert as well as the appraisal performed; once the corresponding appraisal has been performed, the Auction of the sequestered properties, shall proceed; All the before stated in agreement with that provided in Section 331 of the Constitution of the Republic relating to Section 11 of the before cited Civil Code and Section 727 of the Code of Commerce; b) For all that relating to this LOAN Agreement, THE BORROWER hereby expressly waivers its jurisdiction and submits to the legislation, jurisdiction and competence of the Civil Court of San Pedro Sula, Department of Cortés, Republic of Honduras; and c) THE BORROWER waives the immunity it may have or could have to be judicially sued in any court or tribunal of the Republic of Honduras.- SEVENTH: Mrs. SUSAN ANDREA ALTAMIRANO CISNEROS , in her indicated capacity states:  That she designates the following address for the effects of any requirement, notice or correspondence deriving from the obligations undertaken in this Agreement: PRICESMART HONDURAS, S.A. DE C.V., located at “100 Mts al Sur de CURN, El Playón, San Pedro Sula” with a copy to Atul Patel, PriceSmart, Inc., 9740 Scranton Rd., San Diego, CA 92121, U.S.A., NINTH: That that stated by Mrs. MARIA DEL ROSARIO SELMAN-HOUSEIN LOPEZ, in the capacity in which she is acting is true and to accepts each and every one of the conditions and obligations established in this Loan Agreement.- In testimony whereof, we the grantors sign this Agreement, on March sixteenth, two thousand and TEN.

ID No.

FOR BANCO DEL PAÍS S.A

ID. No. 0501-1974-09899

FOR THE BORROWER ACREDITADO